                                                                   EXHIBIT 10.13


                      AGREEMENT REGARDING EULESS II TOWER


         THIS AGREEMENT (this "Agreement"), is entered into as of March 5, 1997, among Ultra Towers, L.L.C. ("Ultra"), and American Tower Corporation, a Delaware corporation ("Buyer").

         1. Purchase and Sale. Ultra currently owns the fee interest more particularly described on Annex A attached hereto and the communication tower commonly referred to as the Euless II Tower and all other improvements located on such fee interest (collectively the "Ultra Tower Assets"). Ultra agrees to sell, transfer and convey and Buyer or its designee agrees to purchase the Ultra Tower Assets on or before March 11, 1997 on the terms and conditions set out herein.

         2. Conditions to Closing. The obligations of Buyer to purchase the Ultra Tower Assets are conditioned on Buyer successfully completing its due diligence review related to the Ultra Assets and being satisfied in its sole unfettered discretion as to its findings and the condition of the Ultra Assets. The obligation of both Buyer and Ultra to consummate the transactions contemplated hereby is conditioned upon simultaneously with the closing of such transactions the execution and delivery by all parties thereto, of the Settlement and Release Agreement in the form attached hereto as Attachment No. 1.

         3. Consideration. The total consideration to be paid by Buyer to Ultra for the sale, transfer, assignment, conveyance and delivery of the Ultra Tower Assets shall be $1,894,326 (the "Purchase Price"). As payment of the Purchase Price, Buyer will transfer or deliver (i) $894,326 payable by wire transfer at the closing to an account designated by Ultra to Buyer and (ii) shares of Buyer's common stock (the "Transferred Shares"). In the event that Buyer successfully completes its anticipated initial public offering of its common stock ("IPO"), the number of Transferred Shares shall equal the quotient of $1,000,000 divided by the the price to the public of Buyer's common stock in the IPO as set forth on the cover page of the prospectus related thereto. The delivery of the Transferred Shares shall occur on the date of the IPO. Notwithstanding the foregoing, in the event that the IPO does not occur within six months of the date hereof, the number of Transferred Shares shall equal the quotient of $1,000,000 divided by $750 and such shares shall be deliverable upon the expiration of such six-month period. Contemporaneously with receiving the Transferred Shares, Ultra or its designees will enter into Buyer's then existing form of Securityholders Agreement.

         4. Choice of Law. This Agreement shall be construed and interpreted and the rights of the parties governed by the internal laws of the State of Texas.

         5. Entire Agreement; Amendments and Waivers. This Agreement, together with all Exhibits and Schedules hereto, constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings,
negotiations and discussions, whether oral or written, of the parties.   No
amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by all parties hereto.

         6. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                           ULTRA:

                                                   ULTRA TOWERS, L.L.C.


                                                   By:
                                                      -------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                           BUYER:

                                                   AMERICAN TOWER CORPORATION


                                                   By:
                                                      -------------------------
                                                   Name:
                                                        -----------------------
                                                   Title:
                                                         ----------------------

                                Attachment No.1
                        SETTLEMENT AND RELEASE AGREEMENT



         This Settlement and Release Agreement (this "Agreement") is entered into as of this ___ day of March, 1997 by and among Carlyle-Prime Investors, L.P., Carlyle-Prime Partners I, L.P., Bill Kubena, Warren B. Harkins, Dale Harkins, B.R.A.D. Communication Services, Inc., TCG Towers, L.L.C., individually and as Agent, ATC Holdings Corp. and Prime Communication Sites Holding, L. L. C. (now known as ATC-Prime II, L. L.C.)

                              W I T N E S S E T H:

         WHEREAS, the undersigned are parties to that certain Contribution and Transfer Agreement (Agreement Plan of Merger) dated as of October 11, 1996 (the "Contribution Agreement");

         WHEREAS, the Company and the Transferors have had certain disputes regarding certain of the Schedule Contracts; and

         WHEREAS, the parties desire to settle such disputes and waive and forever release pursuant to the terms of this Agreement any further claims that may exist or arise under the Contribution Agreement for breach of representation.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

         1. Definitions. Capitalized terms used in this Agreement that are not defined herein shall have the meanings given them in the Contribution Agreement.

         2.      Settlement Payment.   In the settlement of all disputes
                 currently pending with respect to the Contribution Agreement and in consideration of the release contained in this Agreement, the Transferors agree to make a payment to the Company in an amount equal to $300,000. Such settlement payment shall be payable by offsetting the outstanding principal evidenced by the Contingent Transferor Note in an amount equal to $300,000. Such $300,000 offset shall be effective as of the Closing Date for purposes of interest accruals on such note and shall be applied to reduce the principal payments under the Contingent Transferor Note in the order such payments become due and payable. The Company will cause accrued interest to date (after giving effect to the $300,000 principal offset applied as of the Closing Date) to be paid on the Transferor Notes and the Contingent Transferor Note within 2 business days after the execution of this Agreement by all parties.

         3. Mutual Release. In consideration of the Transferors' payment of the Settlement Amount by means of offset against the Contingent Transferor Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby releases, discharges and forever acquits the Transferors, their Affiliates and their respective officers, directors, shareholders, partners and employees (the "Transferor Released Parties") from any and all claims for all matters, obligations or any breach now existing or hereafter arising, whether known or unknown, under the Contribution Agreement except for claims arising from or related to the Transferor Notes the Funding Instruction Letter or a breach of any of the following:
                 Sections 2.6, 6.1, 7.1,7.2, 7.3, 7.4, 7.5, 7.7, 7.8, 7.10 and
                 7.11 of the Contribution Agreement and to the extent necessary to effect the preceeding sections, Section 10 of the Contribution Agreement (the claims being released and intending to be released are referred to as the "Transferor Released Claims"). In furtherance of the foregoing release, the Company agrees to indemnify, defend and hold harmless the Transferor Released Parties from any claim by any person claiming by, through or under the Company, but not otherwise, with respect to any Transferor Released Claim. In consideration of the Company's release set forth above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Transferors hereby release, discharge and forever acquit the Company, its Affiliates and their respective officers, directors, shareholders, partners and employees (the "Company Parties") from any and all claims for all matters, obligations or any breach existing or hereafter arising, whether known or unknown, under the Contribution Agreement except for claims arising from or related to the Transferor Notes the Funding Instruction Letter or a breach of Sections 6.1, 7.1 and 7.4, (the "Company Released Claims"). In furtherance of the foregoing release, the Transferors agree to indemnify, defend and hold harmless the Company Parties from any claim by any person claiming by, through or under the Company, but not otherwise, with respect to any Company Released Claim.

         4. Miscellaneous. This Agreement shall be governed by the laws of the State of Texas and may be executed in one or more multiple counterparts (by telecopy or otherwise), which, when taken together, shall constitute one instrument. Except for the settlement and release of the Transferor Released Claims and the Company Released Claims, all rights and obligations of the parties to the Contribution Agreement shall remain in full force and effect and shall be unaffected hereby. This Agreement shall not be effective until all parties hereto have executed this Agreement. Each party hereto represents to the other parties hereto that it has obtained all authorizations necessary (including from directors, shareholders, partners and/or members, if so required) to enter into this Agreement. Each party hereto represents to the other parties that this Agreement constitutes the legal obligation of such party enforceable against such party in accordance with the terms hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.


                                CARLYLE-PRIME INVESTORS, L.P.


                                By:                         its
                                   -----------------------,
                                            general partner

                                            By:
                                               -------------------------
                                            Name:
                                                 -----------------------
                                            Title:
                                                  ----------------------

                                CARLYLE-PRIME PARTNERS I, L.P.


                                By:                           , its
                                   ---------------------------
                                            general partner

                                            By:
                                               -------------------------
                                            Name:
                                                 -----------------------
                                            Title:
                                                  ----------------------

                                ----------------------------------------
                                BILL KUBENA

                                ----------------------------------------
                                WARREN D. HARKINS

                                ----------------------------------------
                                DALE HARKINS

                                ----------------------------------------

                                B.R.A.D. COMMUNICATIONS SERVICES, INC.

                                By:
                                   -------------------------------------
                                Name:
                                     -----------------------------------
                                Title:
                                      ----------------------------------

                                TCG TOWERS, L.L.C., individually and as Agent


                                By:
                                   -------------------------------------
                                Name:
                                     -----------------------------------
                                Title:
                                      ----------------------------------



                                ATC HOLDINGS CORP.


                                By:
                                   -------------------------------------
                                            Fred R. Lummis
                                            President and CEO

                                PRIME COMMUNICATION SITES
                                HOLDING, L.L.C. (now known as
                                ATC-Prime II, L.L.C.)


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------